                                                               December 20, 1995

LETTER TO SHAREHOLDERS


Dear Shareholders:
    On October 31, 1995, the net asset value of the Fund was $3.70, as compared to $3.66 on April 28, 1995 and $3.69 on October 31, 1994. During the fiscal year ended October 31, 1995, the Fund paid dividends to shareholders on the common stock in the amount of $0.42 per share. Total dividends paid for the calendar year ending December 31, 1995 are $0.42.

THE HIGH YIELD MARKET:
    The High Yield market, as measured by the CS First Boston Index, generated an annualized total return of 14.61% for the ten month period ended October 31, 1995. The spread between high yield securities and comparable U.S. government securities stood at 429 basis points at October 31, 1995 compared to 414 basis points at April 28, 1995 and 354 basis points at October 31, 1994. Total new issue volume through October 31, 1995 approximated $22.4 billion. The average price of a cash-paying, high yield security was $97.80 with a yield of 10.42% at October 31, 1995. This compares with an average price of $92.87 and a yield to maturity of 11.59% as of October 31, 1994. The flow of new funds into high yield mutual funds continues at a high level averaging over $203.6 million per week since April, 1995. Total assets in high yield mutual funds reached approximately $60 billion at October 31, 1995 as compared to $53 billion at April 28, 1995, an increase of approximately 13%.

THE FUND'S INVESTMENTS:
    The total return on the Fund's common stock for the twelve months ended October 31, 1995 was 20%. As of October 31, 1995, the Fund held 178 issues representing 31 industry groups. Cash and short-term investments represented 4.30% of total assets. At October 31, 1995, the Fund was generating monthly net investment income of approximately $0.035 per common share.

INVESTMENT OUTLOOK:
    The stock and bond markets have performed well since October 1994. At October 31, 1995 the capital markets were nearly all at new highs. Factors that would be expected to extend the positive outlook for the high yield bond market are:

        1. Cash flow into high yield funds remains strong and the cash positions of many high yield funds is high.

        2. The Federal Reserve appears to be pricing Fed Funds too high for the current economic environment. The consummation of a budget accord between the Administration and the Congress could be the event for the Federal Reserve to sharply reduce the current Fed Funds rate below 5.75%. Currently all US Treasury securities with maturities under ten years are trading to yield less than 5.75%.

        3. Raw material and industrial prices have continued to weaken and year over year have fallen below their cost of funding. As inventory levels are realigned many manufacturers will benefit.

        4. Corporate buybacks and refinancings continue at a high level and net issuance of debt and equity remain low, creating a declining supply of securities. In the third quarter of 1995, net issuance was estimated at a negative $85 billion as compared to a negative $75 billion in the second quarter.

    Some of the factors that could negatively impact the high yield market are:

        1. The financial markets have been very strong for all of 1995. A correction or consolidation in the capital markets should not be discounted.

        2. Recent comments from the Federal Reserve that may imply that it may not continue to maintain a more restrictive monetary policy. Both the economy and the capital markets are assuming that Federal Reserve easing will be necessary to prevent further weakness in 1996.

        3. The earnings momentum of corporations has recently become much more questionable. Without more friendly fiscal and monetary policies, corporate earnings by mid-year could be slowing sharply with the probability of a recession beginning in late 1996 and continuing into 1997. Weak business conditions or the expectation of weak business conditions could be especially harsh to the high yield bond market.

        4. The political environment could create uncertainty, particularly if a third party Presidential candidate was to emerge. Also, an increase in foreign military involvement could create unsettling conditions with resulting problems for the capital markets.

CONCLUSION:
    The fiscal year ended October 31, 1995 has been a period of strength in the high yield market. Longer term interest rates are again at 6% and short term interest rates could be set to decline sharply. With cash flows into high yield funds remaining strong, the outlook for the high yield market appears favorable for the next few months.

    Management continues to review the Fund's investments, eliminating issues that appear fully-priced or vulnerable to either interest rate risk or disappointing financial results.

                                        Respectfully submitted,

                                    /s/ Richard E. Omohundro, Jr.
                                        Richard E. Omohundro, Jr.
                                        President


                                    /s/ John A. Frabotta
                                        John A. Frabotta
                                        Vice President and
                                        Chief Investment Officer

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995



FIXED INCOME -- 88.76%

                                                                                               Ratings
                                                                                          ------------------
       Par                                                                                Standard                    Value
      Value    Description                                                                & Poor's   Moody's         (Note 2)
      -----    -----------                                                                --------   -------         --------
               AEROSPACE AND DEFENSE -- 3.40%
   $  500,000  GPA Holland BV, 9.12%, medium-term notes, 02/24/99 ......................    NR         NR         $    420,000
      763,723  GPA Leasing USA Inc., 9 1/8%, equip. trust, series BN, 12/02/96 .........    B          B3              683,250
    2,000,000  K&F Industries Inc., 13 3/4%, sr. sub. deb., 08/01/01 ...................    B-         B2            2,080,000
      500,000  Rohr Inc., 11 5/8%, sr. notes, 05/15/03 .................................    BB-        Ba3             537,500
    1,000,000  Sabreliner Corp., 12 1/2%, sr. notes, series B, 04/15/03 ................    B+         B2              920,000
                                                                                                                  ------------
                                                                                                                     4,640,750
                                                                                                                  ------------
               AGRICULTURAL CHEMICALS/FARMING -- 1.71%
      500,000  Calmar Spraying Systems Inc., 11 1/2%, sr. sub. notes, 144A, 08/15/05 ...    B-         B3              501,250
      500,000  Hines Horticulture Inc., 11 3/4%, sr. sub. notes, 144A, 10/15/05 ........    NR         NR              500,000
    1,250,000  LaRoche Industries Inc., 13%, sr. sub. notes, 144A, 08/15/04 ............    B          B3            1,337,500
                                                                                                                  ------------
                                                                                                                     2,338,750
                                                                                                                  ------------
               AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 2.10%
    1,000,000  AM General Corp., 12 7/8%, sr. notes,  series B, 05/01/02 ...............    B+         B3              982,500
      500,000  JPS Automotive Products Corp., 11 1/8%, sr. notes, 06/15/01 .............    B          B2              507,500
      500,000  Johnstown America Industries, Inc., 11 3/4%, sr. sub. notes, 08/15/05 ...    B          B3              470,000
      500,000  Poindexter, J.B., Inc., 12 1/2%, sr. notes, 05/15/04 ....................    B+         B2              482,500
      500,000  Venture Holdings Trust, 9 3/4%, sr. sub. notes, 04/01/04 ................    B          B3              435,000
                                                                                                                  ------------
                                                                                                                     2,877,500
                                                                                                                  ------------
               BANKS/SAVINGS AND LOANS/FINANCE COMPANIES/CONSUMER CREDIT -- 1.83%
    1,000,000  Berkeley Federal Bank & Trust, 12%, sub. deb., 06/15/05 .................    B+         B1            1,025,000
    1,000,000  Central Rents Inc., 12 7/8%, sr. notes, series B, 12/15/03 ..............    NR         B3            1,030,000
      500,000  Imperial Credit Industry Inc., 9 3/4%, sr. notes, 01/15/04 ..............    B          B1              455,000
                                                                                                                  ------------
                                                                                                                     2,510,000
                                                                                                                  ------------
               BROADCASTING -- TV/CABLE/RADIO/PUBLISHING -- 8.59%
    1,000,000  Allbritton, 11 1/2%, sr. sub. notes, 08/15/04 ...........................    B-         B3            1,066,250
    2,000,000  American Telecasting Inc., 14 1/2%, sr. disc. notes, 08/15/05 ...........    CCC+       Caa           1,100,000
      500,000  Busse Broadcasting Corp., 11 5/8%, sr. secd. notes, 144A, 10/15/00 ......    NR         B3              479,800
      500,000  Chancellor Broadcasting Co., 12 1/2%, sr. sub. notes, 10/01/04 ..........    B-         B3              527,500
      750,000  Emerson Radio Corp., 8 1/2%, conv. sub. deb., 144A, 08/15/02 ............    NR         NR              750,000
      500,000  Galaxy Telecom, L.P., 12 3/8%, sr. sub. notes, 10/01/05 .................    B-         B3              499,375
    1,000,000  Heritage Media Services Inc., 11%, gtd. sr. secd. notes, 06/15/02 .......    BB-        Ba3           1,080,000
    1,000,000  Heritage Media Corp., 11%, sr. sub. notes, 10/01/02 .....................    B          B2            1,065,000
      500,000  Lamar Advertising, 11%, sr. secd. notes, 05/15/03 .......................    B+         B1              507,500
      750,000  Marcus Cable Co., L.P., 11 7/8%, sr. deb., 10/01/05 .....................    B          Caa             725,625
      500,000  New City Communications Inc., 11 3/8%, sr. sub. notes, 11/01/03 .........    B-         B3              467,500
      750,000  Paxson Communications Corp., 11 5/8%, sr. deb., 10/01/05 ................    B-         B3              741,225
      500,000  SFX Broadcasting Inc., 11 3/8%, sr. sub. notes, 10/01/00 ................    B          B3              522,500
      750,000  Spanish Broadcasting Corp., 7 1/2%, sr. notes, 06/15/02 .................    B          B3              699,375
      500,000  Sullivan Graphics Inc., 12 3/4%, sr. sub. notes, 144A, 08/01/05 .........    B-         Caa             500,000
      325,000  Winstar Communications Inc., 14%, sr. sub. disc. notes, 10/15/05 ........    NR         NR              496,933
      500,000  Wireless One Inc., 13%, sr. disc. notes, 10/15/03 .......................    B-         Caa             518,750
                                                                                                                  ------------
                                                                                                                    11,747,333
                                                                                                                  ------------
               CHEMICALS/PLASTICS -- 4.01%
   $  750,000  Arcadian Partners, L.P., 10 3/4%, sr. notes, series B, 05/01/05 .........    BB-        B2         $    811,875
      500,000  Harris Chemical North America, Inc., 10 3/4%, gtd. sr. sub. notes, 10/15/    B          B3              407,500
    1,000,000  Key Plastics Inc., 14%, sr. notes, series B, 11/15/99 ...................    B+         B2            1,005,000
      500,000  Pioneer America Acquisition, 13 3/8%, sr. notes, 144A, 04/01/05 .........    B+         B2              510,000
    1,000,000  Plastic Specialties & Technologies Inc., 11 1/4%, sr. notes, 12/01/03 ...    B-         B3              910,000
    1,000,000  Trans Resources Inc., 11 7/8%, sr. sub. notes, 07/01/02 .................    B-         B2              940,000
      980,000  Uniroyal Technology Corp., 11 3/4%, sr. secd. notes, 06/01/03 ...........    B          B2              906,500
                                                                                                                  ------------
                                                                                                                     5,490,875
                                                                                                                  ------------
               CONSUMER DURABLE GOODS/HOME FURNISHINGS/CHILDCARE/TOYS -- 1.33%
    1,200,000  Color Tile Inc., 10 3/4%, sr. notes, 12/15/01 (b) .......................    CCC+       Caa             492,000
    1,000,000  Cort Furniture Rental Corp., 12%, sr. notes, 09/01/00 ...................    B          B2            1,055,000
      250,000  Tarkett International, 9%, sr. sub. notes, 03/01/02 .....................    BBB-       B1              266,875
                                                                                                                  ------------
                                                                                                                     1,813,875
                                                                                                                  ------------
               DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 1.81%
      500,000  Aftermarket Technology Corp., 12%, sr. sub. notes,
                 series B, 08/01/04 ....................................................    NR         B3              531,250
      500,000  Jordan Industries Inc., 10 3/8%, sr. notes, 08/01/03 ....................    B+         B3              460,000
      500,000  MVE Inc., 12 1/2%, sr. secd. notes, 02/15/02 ............................    B+         B3              525,000
      500,000  Mail-Well Envelope Corp., 10 1/2%, sr. sub. notes, 02/15/04 .............    B          B3              485,000
      500,000  Selmer Inc., 11%, sr. sub. notes, 05/15/05 ..............................    B-         B3              480,000
                                                                                                                  ------------
                                                                                                                     2,481,250
                                                                                                                  ------------
               DIVERSIFIED/CONGLOMERATE SERVICES -- 0.92%
      250,000  Atlantis Group Inc., 11%, sr. notes, 02/15/03 ...........................    B          B2              232,500
      500,000  Primeco Inc., 12 3/4%, sr. sub. notes, 03/01/05 .........................    B          B3              522,500
      500,000  Solon Automated Services Inc., 12 3/4%, sr. notes, 07/15/01 .............    B+         B1              497,500
                                                                                                                  ------------
                                                                                                                     1,252,500
                                                                                                                  ------------
               ELECTRICAL EQUIPMENT/ELECTRONICS/COMPUTERS -- 3.60%
      500,000  Alpine Group Inc., 12 1/4%, sr. notes, 144A, 07/15/03 ...................    B          B3              458,685
      500,000  CAI Wireless Systems, Inc., 12 1/4%, sr. disc. notes, 09/15/02 ..........    BB-        B3              534,375
    1,000,000  Computervision Corp., 11 3/8%, sr. sub. notes, 08/15/99 .................    CCC+       B3            1,045,000
      500,000  Essex Group Inc., 10%, sr. notes, 05/01/03 ..............................    B+         B1              490,000
      500,000  International Wire Group Inc., 11 3/4%, sr. sub. notes, 144A, 06/01/05 ..    B-         B3              500,000
    1,000,000  Merisel Inc., 12 1/2%, sr. notes, 12/31/04 ..............................    B          B2              885,000
      500,000  United Stationers Supply Co., 12 3/4%, sr. sub. notes, 05/01/05 .........    NR         NR              535,000
      500,000  VLSI Technology Inc., 8 1/4%, conv. sub. notes, 10/01/05 ................    B          NR              475,000
                                                                                                                  ------------
                                                                                                                     4,923,060
                                                                                                                  ------------
               FINANCIAL SERVICES-BROKERAGE/SYNDICATION/LEASING -- 0.73%
    1,000,000  Beal Financial Corp., 12 3/4%, sr. notes, 08/15/00 ......................    B-         B2              995,000
                                                                                                                  ------------

               FOOD AND TOBACCO -- 2.95%
      500,000  American Restaurant Group Inc., 12%, sr. secd. notes, 09/15/98 ..........    B+         B2              375,000
      500,000  American Rice Inc., 13%, mtg. notes, 07/31/02 ...........................    B-         B3              472,500
    1,000,000  Eagle Foods Centers Inc., 8 5/8%, sr. notes, 04/15/00 ...................    B+         B1              560,000
      750,000  Envirodyne Industries, Inc., 12%, sr. secd. notes, series A, 06/15/00 ...    NR         NR              750,000
      500,000  Liggett Group Inc., 11 1/2%, gtd. sr. secd. notes, series B, 02/01/99 ...    NR         NR              385,000
      250,000  Liggett Group Inc., 16 1/2%, notes, 02/01/99 ............................    NR         NR              230,000
      500,000  TLC Beatrice International Holdings Inc., 11 1/2%,
                 sr. secd. notes, 10/01/05 .............................................    BB-        B1              497,500
      750,000  Van de Kamps Inc., 12%, sr. sub. notes, 144A, 09/15/05 ..................    B-         B3              772,500
                                                                                                                  ------------
                                                                                                                     4,042,500
                                                                                                                  ------------
               GENERAL & SPECIALTY RETAIL -- 4.00%
      500,000  Cole National Group Inc., 11 1/4%, sr. notes, 10/01/01 ..................    B+         B1              497,500
      500,000  County Seat Stores Inc., 12%, sr. sub. notes, 10/01/02 ..................    NR         NR              492,500
    1,000,000  Finlay Fine Jewelry Corp., 10 5/8%, sr. notes, 05/01/03 .................    B          B1              985,000
    1,000,000  Mothers Work Inc., 12 5/8%, sr. notes, 144A, 08/01/05 ...................    B+         B3              980,000
    1,250,000  Pamida Inc., 11 3/4%, sr. sub. notes, 03/15/03 ..........................    B-         B3            1,100,000
    1,500,000  Specialty Retailers Inc., 11%, sr. sub. notes, series B, 08/15/03 .......    B-         B3            1,417,500
                                                                                                                  ------------
                                                                                                                     5,472,500
                                                                                                                  ------------
               GROCERY/CONVENIENCE -- 5.73%
    1,000,000  Bruno's, Inc., 10 1/2%, sr. notes, 08/01/05 .............................    B-         B3              985,000
    1,000,000  Farm Fresh Inc., 12 1/4%, sr. notes, 10/01/00 ...........................    B-         B2              850,000
    1,250,000  Pantry Inc., 12%, sr. notes, series B, 11/15/00 .........................    B+         B3            1,225,000
    1,000,000  Pathmark Stores Inc., 12 5/8%, sub. deb., 06/15/02 ......................    B          B3            1,020,000
    1,000,000  Ralph's Supermarkets Inc., 11%, sr. sub. notes, 06/15/05 ................    B-         B3              975,000
      500,000  Smitty's Super Value Inc., 12 3/4%, sr. sub. notes, series B, 06/15/04 ..    B-         B2              485,000
      750,000  Speciality Foods Corp., 11 1/8%, sr. notes, series A, 144A, 10/01/02 ....    B          B3              716,250
      500,000  Star Markets Company, Inc., 13%, sr. sub. notes, 11/01/04 ...............    CCC+       B3              485,000
    1,000,000  Thrifty Payless, Inc., 12 1/4%, sr. sub. notes, 04/15/04 ................    B-         B3            1,100,000
                                                                                                                  ------------
                                                                                                                     7,841,250
                                                                                                                  ------------
               HEALTHCARE/DRUGS/HOSPITAL SUPPLIES -- 3.50%
      528,267  Amerisource Distribution Corp., 11 1/4%, sr. deb., 07/15/05 (d) .........    B          B3              586,376
      750,000  Dade International Inc., 13%, sr. sub. notes, 02/01/05 ..................    B+         B3              821,250
    1,000,000  Eye Care Centers of America Inc., 12%, sr. notes, 10/01/03 ..............    B+         B3              880,000
      500,000  Health O Meter Inc., 13%, sr. sub. notes, 08/15/02 ......................    B-         B3              465,000
    1,000,000  Mediq/prn Life Support Services Inc., 11 1/8% sr. secd. notes, 07/01/99 .    B          B1              950,000
    1,000,000  Tenet Healthcare Corp., 10 1/8%, sr. sub. notes, 03/01/05 ...............    B+         Ba3           1,082,500
                                                                                                                  ------------
                                                                                                                     4,785,126
                                                                                                                  ------------
               HOTEL/GAMING -- 1.51%
      500,000  El Comandante Capital Corp., 11 3/4%, 1st mtg. notes, 12/15/03 ..........    B+         B2              475,000
    1,000,000  Motels of America Inc., 12%, sr. sub. notes, series B, 04/15/04 .........    B          B3            1,015,000
      576,000  U.S. Trails Inc., 12%, secd. notes, 07/15/98 ............................    NR         NR              391,680
      278,000  U.S. Trails Inc., 12%, sr. notes, 07/15/98 ..............................    NR         Caa             189,040
                                                                                                                  ------------
                                                                                                                     2,070,720
                                                                                                                  ------------
               INSURANCE COMPANIES -- 0.19%
      250,000  American Annuity Group Inc., 11 1/8%, sr. sub. notes, 02/01/03 ..........    B+         Ba3             263,750
                                                                                                                  ------------
               LEISURE/AMUSEMENT/MOTION PICTURES -- 2.38%
   $1,250,000  Act III Theatres Inc., 11 7/8%, sr. sub. notes, 02/01/03 ................    B-         B3         $  1,334,375
      750,000  Genmar Holdings, Inc., 13 1/2%, sr. sub. notes, series A, 07/15/01 ......    B-         B3              750,000
      250,000  Live Entertainment Inc., 12%, sr. secd. sub. notes, 03/23/99 ............    NR         NR              205,000
      500,000  Marvel III Holdings Inc., 9 1/8%, sr. secd. notes, series B, 02/15/98 ...    B-         Caa             472,500
      500,000  Premier Parks Inc., 12%, sr. notes, 144A, 08/15/03 ......................    B+         B2              500,000
                                                                                                                  ------------
                                                                                                                     3,261,875
                                                                                                                  ------------
               MACHINERY -- 1.09%
      500,000  Newflo Corp., 13 1/4%, sub. notes, 11/15/02 .............................    B-         B3              511,250
      500,000  Specialty Equipment Companies Inc., 11 3/8%, sr. sub. notes, 12/01/03 ...    B-         B3              507,500
      500,000  Spreckels Industries Inc., 11 1/2%, gtd. sr. secd. notes, 09/01/00 ......    B          B2              478,750
                                                                                                                  ------------
                                                                                                                     1,497,500
                                                                                                                  ------------
               METALS/MINING -- 6.64%
      750,000  ACME Metals Inc., 12 1/2%, sr. secd. notes, 08/01/02 ....................    B          B1              739,688
    1,000,000  Algoma Steel Inc., 12 3/8%, 1st mtg. notes, 07/15/05 ....................    B          B1              915,000
    1,000,000  Bayou Steel Corporation, 10 1/4%, 1st mtg. notes, 03/01/01 ..............    B          B2              905,000
      750,000  GS Technologies Inc., 12%, gtd. sr. notes, 09/01/04 .....................    B          B2              751,875
      500,000  Horsehead Industries Inc., 14%, sub. notes, 06/01/99 ....................    CCC-       B2              500,000
    1,000,000  ICF Kaiser International Inc., 12%, sr. sub. notes, 12/31/03 ............    B-         B3              900,000
      500,000  IVACO Inc., 11 1/2%, sr. notes, 09/15/05 ................................    B+         B1              498,125
    1,000,000  Inland Steel Co., 12%, f.m. bonds, series T, 12/01/98 ...................    BB-        Ba3           1,090,000
    1,120,000  Maxxam Group Inc., 11 1/4%, sr. secd. notes, 08/01/03 ...................    B-         B3            1,120,000
      500,000  Pace Industries Inc., 10 5/8%, sr. notes, series B, 12/01/02 ............    B-         B1              450,000
      750,000  Sheffield Steel Corp., 12%, 1st mtg. notes, 11/01/01 ....................    B-         B3              750,000
      500,000  Sheffield Steel Corp., 12%, 1st mtg. notes, 11/01/01 ....................    NR         NR              465,000
                                                                                                                  ------------
                                                                                                                     9,084,688
                                                                                                                  ------------
               OIL/NATURAL GAS/OIL SERVICES -- 5.02%
      500,000  ASTRA Compania Argentina Pet., 11 5/8%, sr. unsub., 144A, 12/02/99 ......    BB-        NR              490,000
    1,000,000  Bridas Corp., 12 1/2%, sr. notes, 11/15/99 ..............................    BB-        B1              960,000
      600,000  Dual Drilling Co., 9 7/8%, sr. sub. notes, 01/15/04 .....................    B-         B3              558,000
    1,000,000  Flores & Rucks Inc., 13 1/2%, sr. notes, 12/01/04 .......................    B          B3            1,120,000
    1,000,000  Gerrity Oil & Gas Corp., 11 3/4%, sr. sub. notes, 07/15/04 ..............    B          B3              880,000
      500,000  Giant Industry Inc., 9 3/4%, gtd. sr. sub. notes, 11/15/03 ..............    B+         B2              485,000
      500,000  HarCor Energy Inc., 14 7/8%, sr. notes, 144A, 07/15/02 ..................    B-         B3              497,289
      750,000  NS Group Inc., 13 1/2%, units, 07/15/03 .................................    B-         B3              630,000
      500,000  Nuevo Energy Co., 12 1/2%, sr. sub. notes, 06/15/02 .....................    B-         B3              542,500
      300,000  Presidio Oil Co., 11 1/2%, sr. gas indexed notes, series B, 09/15/00 ....    D          Caa             292,500
      375,000  TransAmerican Refining Corp., 16 1/2%, gtd. sr. notes, 02/15/02 .........    B-         Caa             416,250
                                                                                                                  ------------
                                                                                                                     6,871,539
               PACKAGING/CONTAINERS -- 0.87%                                                                      ------------
      500,000  Portola Packaging Inc., 10 3/4%, sr. notes, 10/01/05 ....................    B          B2              513,750
      625,000  Sea Containers Ltd., 12 1/2%, sr. sub. deb., 12/01/04 ...................    BB-        B1              681,250
                                                                                                                  ------------
                                                                                                                     1,195,000
                                                                                                                  ------------

               PAPER/FOREST PRODUCTS/PRINTING -- 3.09%
   $  500,000  APP International Finance Company B.V., 11 3/4%,
                 gtd. secd. notes, 10/01/05 ............................................    BB         Ba3        $    512,500
      500,000  Day International Group, Inc., 11 1/8%, sr. sub. notes, 144A, 06/01/05 ..    B-         B3              500,000
      750,000  Indah Kiat Int'l. Finance Co., 11 7/8%, gtd. secd.  notes, 06/15/02 .....    BB         Ba2             780,000
      800,000  The Pacific Lumber Company, 10 1/2%, sr. notes, 03/01/03 ................    B+         B3              764,000
      500,000  Trans Ocean Container Corp., 12 1/4%, sr. sub. notes, 07/01/04 ..........    B-         B3              512,500
      870,000  Wickes Lumber Co., 11 5/8%, sr. sub. notes, 12/15/03 ....................    B-         B3              652,500
      500,000  Williamhouse-Regency of Delaware, Inc., 11 1/2%, sr. sub. deb., 06/15/05.    B-         B2              502,500
                                                                                                                  ------------
                                                                                                                     4,224,000
                                                                                                                  ------------
               PERSONAL & MISCELLANEOUS SERVICES -- 0.95%
      750,000  ICON Health & Fitness, 13%, sr. sub. notes, 07/15/02 ....................    B-         B3              813,750
      500,000  Outdoor Systems Inc., 10 3/4%, sr. notes, 08/15/03 ......................    B          B2              482,500
                                                                                                                  ------------
                                                                                                                     1,296,250
                                                                                                                  ------------
               POLLUTION CONTROL/WASTE REMOVAL -- 0.98%
    1,250,000  Allied Waste Industries Inc., 12%, sr. sub. notes, 02/01/04 .............    B          B3            1,343,750
                                                                                                                  ------------

               PUBLIC UTILITY/ELECTRIC POWER/HYDRO POWER -- 3.22%
      477,000  Beaver Valley II Funding Corp., 8 5/8%, s.f. deb., 06/01/07 .............    B+         B1              438,840
      500,000  Kenetech Corp., 12 3/4%, sr. secd. notes, 12/15/02 ......................    B-         B2              425,000
    1,000,000  Midland Funding Corp. II, 13 1/4%, secd. lease oblig., 07/23/06 .........    B-         B2            1,050,000
      500,000  Petroleum Heat & Power Inc., 10 1/8%, sub. notes, 04/01/03 ..............    B+         B2              455,000
      500,000  Petroleum Heat & Power Inc., 12 1/4%, sub. deb., 02/01/05 ...............    B+         B2              525,000
      500,000  Texas New Mexico Power Co., 12 1/2%, deb., 01/15/99 .....................    B          B1              535,000
    1,500,000  WRT Energy Corp., 13 7/8%, sr. notes, 03/01/02 (b) ......................    B-         Caa             975,000
                                                                                                                  ------------
                                                                                                                     4,403,840
                                                                                                                  ------------
               RAIL/TRUCKING/OVERNIGHT DELIVERY -- 2.64%
    1,500,000  Petro PSC Properties, 12 1/2%, sr. notes, 06/01/02 ......................    B          B3            1,477,500
    1,000,000  Roadmaster Industries Inc., 11 3/4%, sr. sub. notes, 07/15/02 ...........    B-         B3              800,000
      500,000  TNT Transport (USA) Inc., 11 1/2%, sr. notes, 04/15/04 ..................    B+         B1              508,125
    1,000,000  Terex Corp., 13 3/4%, sr. secd. notes, 05/15/02 .........................    B          Caa             820,000
                                                                                                                  ------------
                                                                                                                     3,605,625
                                                                                                                  ------------
               REAL ESTATE DEVELOPMENT/REITS/BUILDING/CONSTRUCTION -- 4.85%
    1,000,000  Associated Materials Inc., 11 1/2%, sr. sub. notes, 08/15/03 ............    B-         B3              870,000
    1,500,000  Baldwin Company, 10 3/8%, sr. notes, 08/01/03 ...........................    D          Ca              690,000
      290,820  Bramalea Limited, 11 1/8%, deb., series 1, 03/22/98 (b) .................    NR         NR              174,492
      500,000  Continental Homes Hldg. Corp., 12%, sr. notes, 08/01/99 .................    B          B1              532,500
      500,000  Georgia Marble Co., 16 5/8%, sr. sub. ext. reset notes, 01/01/49 (b) ....    NR         NR              480,000
      500,000  Greystone Homes Inc., 10 3/4%, gtd. sr. notes, 03/01/04 .................    B          B2              441,250
    1,000,000  MDC Holdings Inc., 11 1/8%, sr. notes, 12/15/03 .........................    B          NR              945,000
      500,000  Nortek Inc., 9 7/8%, sr. sub. notes, 03/01/04 ...........................    CCC+       B3              467,500
      500,000  Oriole Homes Corp., 12 1/2%, sr. notes, 01/15/03 ........................    B          B2              475,000
      750,000  Peters, J.M., Inc., 12 3/4%, sr. notes, 05/01/02 ........................    NR         B3              727,500
    1,000,000  Presley Companies, 12 1/2%, sr. notes, 07/01/01 .........................    B-         B3              837,500
                                                                                                                  ------------
                                                                                                                     6,640,742
                                                                                                                  ------------
               TELEPHONE/COMMUNICATIONS -- 5.83%
   $  250,000  Centennial Cellular Corporation, 10 1/8%, sr. notes, 05/15/05 ...........    B          B2         $    253,750
      750,000  Communications & Power Industries, Inc., 12%,
                 sr. sub. notes, 144A, 08/01/05 ........................................    NR         B3              750,000
      500,000  Dictaphone Corp., 11 3/4%, sr. sub. notes, 08/01/05 .....................    B-         B3              500,000
    2,000,000  IXC Communications Inc., 12 1/2%, sr. disc. notes,
                 series A, 144A, 10/01/05 ..............................................    NR         B3            2,005,000
      750,000  Intermedia Communications of Florida, Inc., 13 1/2%, sr. notes, 06/01/05.    B-         B3              787,500
      500,000  Metrocall, Inc., 10 3/8%, sr. sub. notes, 10/01/07 ......................    B-         B2              515,000
      500,000  Mobile Telecommications Inc., 13 1/2%, sr. sub. disc. notes, 12/15/02 ...    BB-        B2              552,500
      500,000  ProNet Inc., 11 7/8%, sr. sub. notes, 144A, 06/15/05 ....................    B-         B3              496,415
    1,000,000  Rogers Cantel Mobile Inc., 11 1/8%, gtd. sr. secd. notes, 07/15/02 ......    BB-        B2            1,057,500
      500,000  Telefonica de Argentina, 11 7/8%, notes, 11/01/04 .......................    BB-        B1              488,750
      500,000  USA Mobile Communications, 14%, sr. notes, 11/01/04 .....................    CCC+       B3              577,500
                                                                                                                  ------------
                                                                                                                      7,983,915
                                                                                                                  ------------
               TEXTILES/APPAREL -- 1.13%
    1,000,000  Linter Textile Corp. Ltd., 13 3/4%, sr. sub. deb., 10/01/00 (b) .........    D          Ca               12,500
      500,000  Polysindo Eka Perkasa, 13%, sr. notes, 06/15/01 .........................    BB-        B1              525,000
      500,000  Synthetic Industries Inc., 12 3/4%, sr. sub. deb., 12/01/02 .............    B-         B3              485,000
      600,000  United States Leather, Inc., 10 1/4%, sr. notes, 07/31/03 ...............    B+         B2              523,500
                                                                                                                  ------------
                                                                                                                     1,546,000
                                                                                                                  ------------
               TRANSPORTATION/AIRLINES/BUS -- 2.16%
    1,000,000  CHC Helicopter Corp., 11 1/2%, sr. sub. notes, 07/15/02 .................    B-         B3              880,000
    1,000,348  Continental Airlines Inc., 6%, conv. secd. deb., 02/01/02 (b) ...........    NR         NR              975,339
    1,000,000  Continental Airlines, Inc., 12 1/8%, secd. equip. certs., 04/15/96 (b) ..    NR         NR              130,000
    1,000,000  U.S. Air, 9.82%, equip. trust certs., 01/01/13 ..........................    B+         B1              963,411
                                                                                                                  ------------
                                                                                                                     2,948,750
                                                                                                                  ------------
               Total Fixed Income (cost $123,653,636) ..................................                          $121,450,213
                                                                                                                  ------------


COMMON STOCK AND WARRANTS -- 2.89%
                                                                                                                       Value

   Units      Description                                                                                             (Note 2)
   -----      -----------                                                                                             --------
       1,000  American Financial Corp. ..................................................................         $     25,125
      12,644  Amerisource Distribution Corp., class C (c) ...............................................              278,168
     185,900  Ames Department Stores Inc., excess cash flow pmt., series A ..............................                    0
     594,876  Ames Department Stores Inc., lit. trust units .............................................                    0
       8,000  CHC Helicopter, warrants ..................................................................                    0
       1,000  Central Rents, warrants ...................................................................                    0
         750  Chattem Inc., warrants ....................................................................                3,000
         500  County Seat Holdings Inc., warrants .......................................................                    0
       1,000  Eye Care Centers of America Inc., warrants ................................................                    0
      20,000  Ford Motor Company ........................................................................              575,000
      30,000  Forest Oil Corp., warrants ................................................................               23,438
         500  HDA Management Corp., warrants ............................................................                    0
      11,000  HarCor Energy Inc., warrants ..............................................................                    0
      20,000  Health & Retirement Properties Trust ......................................................              325,000
       1,500  Heartland Wireless Communications, warrants ...............................................               22,500
      10,000  Hospitality Properties Trust ..............................................................              262,500
       4,800  ICF Kaiser International Inc., warrants ...................................................                    0
         750  IHF Capital Inc., warrants ................................................................                    0
         553  Insilco Corp., class B ....................................................................               18,456
      76,248  Intelogic Trace Inc. (b) ..................................................................                    0
      12,392  Intelogic Trace Inc., preferred (b) .......................................................                    0
         750  Intermedia Communications of Florida, Inc. ................................................                8,437
      50,908  Live Entertainment Inc., conv. preferred, series B ........................................              343,629
      20,000  MDC Holdings Inc. .........................................................................              140,000
         500  Motels of America, 144A ...................................................................               37,500
      33,000  New Cort Holdings Corp., warrants .........................................................               33,000
       5,925  Peters, J.M. Inc., warrants ...............................................................                   22
       1,000  Petro PSC Properties L.P., warrants .......................................................               33,000
      59,577  Pioneer Financial Services Inc., preferred ................................................              834,078
      10,500  Prime Residential .........................................................................              183,750
       1,000  Sabreliner Corp., warrants ................................................................                    0
         500  Smitty's Supermarkets Inc., class B .......................................................                5,000
         500  Spanish Broadcasting Corp., warrants ......................................................               80,000
      34,722  Summitt Care Corp .........................................................................              720,482
     148,562  United Gas Holding Corp. (c) ..............................................................                    0
                                                                                                                  ------------
              Total Common Stock and Warrants (cost $8,205,456) .........................................            3,952,085
                                                                                                                  ------------
              Total Investments in Securities (cost $131,859,092) .......................................         $125,402,298
                                                                                                                  ============


SHORT-TERM INVESTMENTS -- 4.30%

    Par
   Value
   -----
              COMMERCIAL PAPER:
  $5,883,000  CXC Incorporated, 5.85%, 11/01/95, A-1/P-1 ................................................         $  5,883,000
                                                                                                                  ------------
              TOTAL SHORT-TERM INVESTMENT (cost $5,883,000) .............................................            5,883,000
                                                                                                                  ------------
              TOTAL INVESTMENTS -- 95.98% (cost $137,742,092) ...........................................          131,285,298
                                                                                                                  ------------
              OTHER ASSETS -- 4.02% .....................................................................            5,493,095
                                                                                                                  ------------
              TOTAL ASSETS -- 100% ......................................................................         $136,778,393
                                                                                                                  ============


(a) Percentages indicated are based on total assets.
(b) Non income-producing security, currently in receivership. At October 31, 1995 these securities amounted to $3,239,331 or 2.4% of total net assets.
(c) Security valued in good faith following procedures approved by the Board of Directors.
(d) Pay in kind.

NR denotes not rated

144A security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 1995 these securities amounted to $14,023,414 or 10.3% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

BALANCE SHEET
October 31, 1995

ASSETS

Investments in securities at value (identified cost $131,859,092; see Schedule of Investments and        $125,402,298
Short-term investments, at cost which approximates value (see Schedule of Investments and Note 2) .         5,883,000
Cash ..............................................................................................                48
Receivables:
  Investment securities sold ......................................................................         1,310,068
  Interest ........................................................................................         4,018,360
Deferred debt issuance and organizational costs (Note 2) ..........................................            14,998
Deferred auction agent fees (Note 6) ..............................................................            81,001
Prepaid surety bond premiums (Note 7) .............................................................             7,013
Prepaid insurance .................................................................................            29,923
Other assets ......................................................................................            31,684
                                                                                                         ------------
        Total assets ..............................................................................      $136,778,393
                                                                                                         ------------

LIABILITIES

Payables:
  Investment securities purchased .................................................................      $  2,685,082
Accrued expenses (Note 3) .........................................................................           784,335
Senior notes (Note 4) .............................................................................        20,000,000
                                                                                                         ------------
        Total liabilities .........................................................................      $ 23,469,417
                                                                                                         ------------
Net Assets:
  Taxable auction rate preferred stock, no par value --
    Authorized -- 1,000 shares
    Issued -- 200 shares, liquidation preference of $100,000 per share (Notes 5 and 7) ............      $ 20,000,000
                                                                                                         ------------
  Common stock, $.01 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 25,189,990 shares ...................................................      $    251,900
  Capital in excess of par value (Notes 2 and 5) ..................................................       164,331,238
  Accumulated undistributed net investment income (Note 2) ........................................           929,835
  Accumulated net realized loss from security transactions ........................................       (65,747,203)
  Net unrealized depreciation of investments ......................................................        (6,456,794)
                                                                                                         ------------
        Net assets applicable to common stock (equivalent to $3.70 per share, based on 25,189,990
          shares outstanding) .....................................................................      $ 93,308,976
                                                                                                         ------------
            Total net assets ......................................................................      $113,308,976
                                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the year ended October 31, 1995

INVESTMENT INCOME (Note 2):
  Interest income ........................................................................      $14,201,790
  Dividend income ........................................................................          113,280
  Accretion of discount ..................................................................        1,066,765
                                                                                                 ----------
        Total investment income ..........................................................      $15,381,835
                                                                                                -----------

EXPENSES:
  Interest expense .......................................................................      $ 1,305,999
  Investment advisory fee (Note 3) .......................................................          874,812
  Custodian and transfer agent fees ......................................................          175,049
  Preferred dividend auction costs .......................................................          153,282
  Professional fees ......................................................................          128,108
  Miscellaneous expenses .................................................................          111,055
  Amortization of prepaid surety bond premiums (Note 7) ..................................           80,220
  Directors' fees ........................................................................           76,500
  Insurance expense ......................................................................           75,664
  Amortization of deferred auction agent fees (Note 6) ...................................           26,999
                                                                                                -----------
        Total expenses ...................................................................      $ 3,007,688
                                                                                                -----------
        Net investment income ............................................................      $12,374,147
                                                                                                -----------

REALIZED LOSS AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized loss on investments sold ..................................................      $(3,741,007)
  Change in net unrealized depreciation of investments (Note 2) ..........................        3,492,305
                                                                                                -----------
        Net realized loss and unrealized gain on investments .............................      $  (248,702)
                                                                                                -----------
        Net increase in net assets resulting from operations .............................      $12,125,445
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS ($5,996 per share) ...............................       (1,199,291)
                                                                                                -----------
        Net increase in net assets applicable to common stockholders .....................      $10,926,154
                                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received ............................  $  14,784,492
  Operating expenses paid ....................................     (2,959,289)
                                                                -------------
        Net cash provided by operating activities ............  $  11,825,203
                                                                -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities ..........................  $(101,617,295)
  Sales and maturities of portfolio securities ...............    100,807,621
                                                                -------------
        Net cash used in investing activities ................  $    (809,674)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Preferred stock dividends paid .............................     (1,207,043)
  Common stock dividends paid from operations ................     (9,808,528)
                                                                -------------
        Net cash used in financing activities ................  $ (11,015,571)
                                                                -------------
NET DECREASE IN CASH .........................................  $         (42)
CASH, BEGINNING OF PERIOD ....................................             90
                                                                -------------
CASH, END OF PERIOD ..........................................  $          48
                                                                =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations .....  $  12,125,445
    Increase in interest and other receivables ...............        (51,533)
    Amortization of Fidelity Bond and other deferred assets ..        115,415
    Decrease in other assets .................................         11,359
    Increase in accrued expenses .............................         19,074
    Net realized loss on investments sold ....................      3,741,007
    Change in net unrealized depreciation of investments .....     (3,492,305)
    Accretion of bond discount ...............................       (540,490)
    Increase in prepaid assets ...............................       (102,769)
                                                                -------------
        Net cash provided by operating activities ............  $  11,825,203
                                                                =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest ...................  $     653,829
                                                                =============

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS
                                       Fiscal Year Ended   Fiscal Year Ended
                                          October 31,         October 31,
                                             1995                1994
                                       -----------------   -----------------
FROM OPERATIONS:
  Net investment income .............    $ 12,374,147        $ 11,724,744
  Net realized loss on investments
   sold .............................      (3,741,007)           (808,396)
  Change in net unrealized
   appreciation (depreciation) of
   investments ......................       3,492,305          (8,320,521)
                                         ------------        ------------
        Net increase in net assets
         resulting from operations ..    $ 12,125,445        $  2,595,827
                                         ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (225,487 shares
    and 90,892 shares,
    respectively) to common
    stockholders for reinvestment
    of dividends ....................    $    827,802        $    376,001
  Net proceeds from sale of common
    stock issued (6,210,000
    shares, after deducting
    $1,010,212 of soliciting fees
    and other expenses) .............       --                 21,345,788
                                         ------------        ------------
        Increase in net assets
          resulting from fund share
          transactions ..............    $    827,802        $ 21,721,789
                                         ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($5,996 and
    $4,185 per share, respectively) .    $ (1,199,291)       $   (837,080)
  Common dividends ($.42 and $.45
   per share, respectively) from
   operations .......................     (10,516,741)        (10,846,301)
                                         ------------        ------------
        Decrease in net assets
         resulting from distributions
         to stockholders ............     (11,716,032)        (11,683,381)
                                         ------------        ------------
        Total net increase in net
         assets .....................    $  1,237,215        $ 12,634,235

NET ASSETS:
  Beginning of period ............        112,071,761          99,437,526
                                         ------------        ------------
  End of period (including
    $929,835 and $202,888 of
    undistributed net investment
    income as of October 31, 1995
    and 1994, respectively) ......       $113,308,976        $112,071,761
                                         ============        ============

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                                                 For the Years Ended October 31,
                                                               ------------------------------------------------------------------
                                                                   1995        1994          1993         1992        1991
                                                                   ----        ----          ----         ----        ----
Net asset value, beginning of period ........................   $   3.69      $   4.25      $  4.03      $  3.89      $  3.30
                                                                --------      --------      -------      -------      -------
Net investment income .......................................        .45           .48#         .63#         .62          .55
Net realized and unrealized gain (loss) on investments ......        .03          (.38)#        .39#         .07          .56
                                                                --------      --------      -------      -------      -------
        Total from investment operations                        $    .48      $    .10      $  1.02      $   .69      $  1.11
                                                                --------      --------      -------      -------      -------
Distributions:
Dividends from accumulated net investment income
    To preferred stockholders ...............................       (.05)         (.03)        (.06)        (.10)        (.16)
    To common stockholders ..................................       (.42)         (.45)        (.62)        (.45)        (.36)
  Dividends to common stockholders from paid-in capital .....        --            --            --           --          --
                                                                --------      --------      -------      -------      -------
        Total distributions .................................   $   (.47)     $   (.48)     $  (.68)     $  (.55)     $  (.52)

Effect of sale of common stock and related
 expenses from rights offering ..............................   $   --        $   (.18)     $  (.12)     $   --       $   --

Net asset value, end of period ..............................   $   3.70      $   3.69      $  4.25      $  4.03      $  3.89
                                                                ========      ========      =======      =======      =======
Per share market value, end of period .......................   $   3.88      $   3.50      $  4.25      $  4.00      $  3.50
                                                                ========      ========      =======      =======      =======
Total investment return .....................................     28.57%       (7.78)%       23.25%       27.99%       57.36%
                                                                ========      ========      =======      =======      =======
Net assets, end of period, applicable to
  common stock (a) ..........................................   $ 93,309      $ 92,072      $79,438      $55,178      $53,040

Net assets, end of period, applicable to
  preferred stock (a) ........................................  $ 20,000      $ 20,000      $20,000      $30,000      $30,000

Net assets, end of period (a) ................................  $113,309      $112,072      $99,498      $85,178      $83,040

Ratio of operating expenses to average net assets** ..........     2.28%+        2.30%+       2.13%+       2.28%+       2.93%+
Ratio of net investment income to average net assets** .......     9.39%         8.64%        9.26%        9.33%        9.24%
Portfolio turnover rate ......................................    80.71%        72.00%      117.20%       97.86%      114.00%
(a)Dollars in thousands.
 **Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
  +Excluding interest expense, the ratio of operating expenses to average net assets is 1.29%, 1.32%, 1.50%,
   1.72% and 2.23%, respectively.
  #Calculation is based on average shares outstanding during the indicated period due to the per share effect of the
   Fund's rights offerings.

                           The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
INFORMATION REGARDING SENIOR SECURITIES

                                                                    As of October 31,
                                         ----------------------------------------------------------------------
                                             1995          1994           1993          1992          1991
                                         ----------------------------------------------------------------------
Total Amount Outstanding:
  Notes                                   $20,000,000   $20,000,000    $20,000,000    $ 5,000,000   $ 5,000,000
  Preferred stock                          20,000,000    20,000,000     20,000,000     30,000,000    30,000,000

Asset Coverage:
  Per note (a)                                   667%          660%           597%         1,804%        1,761%
  Per preferred stock share (b)                  333%          330%           299%           258%          252%

Involuntary Liquidation Preference:
  Per preferred stock share (c)           $   100,000   $   100,000    $   100,000    $   100,000   $   100,000

Approximate Market Value:
  Per note                                $    987.50   $    937.10    $    997.50    $  1,087.50   $  1,000.00
  Per preferred stock share                   100,000       100,000        100,000        100,000       100,000

(a)Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b)Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c)Plus accumulated and unpaid dividends.

                           The accompanying notes are an integral part of these financial statements.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Funds financial statements have been prepared in conformity with generally accepted accounting principles which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (A) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, primarily noninvestment-grade corporate debt securities for which market quotations are not readily available due to a thinly traded market with a limited number of market makers, are stated at fair value on the basis of valuations furnished by an independent pricing service, subject to adjustment by the investment adviser in certain circumstances. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser following procedures approved by the Board of Directors.

  (B) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income is recorded on the accrual basis.

  (C) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required. The Fund has reclassified $68,832 from capital in excess of par to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  At October 31, 1995, the cost of investments in securities for federal income tax purposes was $131,859,092. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $3,971,122. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $10,427,916. The net unrealized loss on securities held by the Fund was $6,456,794 for federal income tax purposes.

  At October 31, 1995, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

             CARRYOVER
             AVAILABLE                 EXPIRATION DATE

           $   (322,943)              October 31, 1997
            (42,345,806)              October 31, 1998
            (18,529,051)              October 31, 1999
               (808,396)              October 31, 2002
             (3,741,007)              October 31, 2003
           ------------
           $(65,747,203)
           ============


  (D) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE AND ORGANIZATIONAL COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with its organization have been deferred and are being amortized over a period of five years from the date on which the Fund commenced operations. The costs incurred by the Fund in connection with the issuance of the senior notes have been deferred and are being amortized on a straight-line basis over a period of five years.

  (E) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned approximately $874,812 in management fees for the year ended October 31, 1995. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly value of total assets of the Fund less accrued liabilities (excluding the principal amount of the notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At October 31, 1995, the fee payable to the Investment Adviser was $74,149, which was included in accrued expenses in the accompanying balance sheet.

(4) DEBT
  In July 1993, the Fund repurchased the remaining $5,000,000 (principal amount) of its senior extendible notes (the Notes), which carried an annual interest rate through November 30, 1993 of 10.28%. The Fund simultaneously issued $20,000,000 of new Senior Notes (the Senior Notes) which will mature, if not previously redeemed, on December 1, 1998. The Fund is required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes are subject to mandatory redemption if the Fund fails to maintain these asset coverages. The Senior Notes bear interest at the rate of 6.53% per annum through November 30, 1998. Interest on the Senior Notes is due every June 1 and December 1, commencing December 1, 1993.

  The Senior Notes are redeemable, in whole or in part, by the Fund at certain times and under certain circumstances, as defined in the Note Purchase Agreement.

(5) REDEEMABLE PREFERRED STOCK
  In July 1993, the Fund redeemed 100 of the 300 shares of preferred stock that were issued concurrently with the issuance of the Senior Extendible Notes. Dividends are cumulative at a rate that was established at the offering of the preferred stock and which has and will continue to be reset every 30 days thereafter by an auction. Dividend rates ranged from 5.035% to 6.60% of the liquidation preference during the year ended October 31, 1995. The remaining 200 shares of preferred stock are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock is also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund is in default of its surety asset coverage requirements with respect to the preferred stock (see Note 7). In general, the holders of the preferred stock and the common stock vote together as a single class, except that the holders of the preferred stock, as a separate class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

(6) AUCTION AGENT
  The Fund amended and extended the auction agent agreement with Bear Stearns & Co. Inc., on October 26, 1993 (which was originally dated May 7, 1990) to provide for an extension to December 4, 1998. The Fund incurred additional costs of $135,000 related to extending this agreement. These costs are being amortized on a straight-line basis over the remaining life of the extended agreement. Amortization expense for the year ended October 31, 1995 was $26,999.

(7) SURETY BOND
  The Fund has entered into an insurance agreement, dated as of December 1, 1988, with Financial Security Assurance, Inc. (FSA), pursuant to which FSA has issued a surety bond. Under the terms of the surety bond, FSA has unconditionally and irrevocably guaranteed dividend, redemption and liquidation payments to preferred shareholders upon failure of the Fund to do so, and the Fund is then obligated to reimburse FSA for any amounts paid under the surety bond. The surety bond had an initial term of five years and was scheduled to expire on December 5, 1993. On July 15, 1993, the Fund extended the terms of the surety bond from December 5, 1993 to December 5, 1998. The Fund will pay an annual premium of 0.40% on the maximum aggregate liquidation preference of the preferred stock.

  The Fund executed an amendment to the insurance agreement on April 11, 1990, which provides that the Fund must redeem or repurchase all of the then outstanding shares of preferred stock in the event that the dividend rate on the preferred stock for the period next succeeding the auction in September 1998 is the maximum applicable rate (as defined) payable on the Fund's preferred stock.

(8) PURCHASES AND SALES OF SECURITIES
  For the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $101,073,307 and $97,942,113, respectively. There were no purchases or sales of U.S. Government obligations during the year ended October 31, 1995.

(9) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $500 per audit committee meeting attended, if held on a day other than a Directors' meeting, together with actual out-of-pocket expenses relating to attendance at such meeting.

(10) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.035 per share payable on November 30 and December 30, 1994, and January 31, February 28, March 31, April 28, May 31, June 30, July 31, August 31, September 29 and October 31, 1995.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered a participant in the Dividend Reinvestment Plan (the "Plan") unless otherwise elected. Under the Plan, when the market price of common stock shares is equal to or exceeds the net asset value on record date for distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If on record date for distributions the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(11) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At October 31, 1995, the fair value of the Senior Notes was $19,750,000.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of October 31, 1995, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended October 31, 1995 and the year ended October 31, 1994 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of October 31, 1995, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 1, 1995

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                      AUDITORS
Prospect Street Investment Management   Arthur Andersen LLP
Co., Inc.                               Boston, MA
Exchange Place, 37th Floor
Boston, MA 02109                        TRANSFER AND SHAREHOLDERS' SERVICING
                                        AGENT
OFFICERS                                State Street Bank and Trust Company
Richard E. Omohundro, Jr. -- President  P.O. Box 8200
John A. Frabotta -- Vice President,     Boston, MA 02266
                    Treasurer and       (800) 426-5523
                    Chief Investment
                    Officer             CUSTODIAN
Karen J. Thelen -- Secretary            State Street Bank and Trust Company
DIRECTORS                               Boston, MA
John S. Albanese
John F. Barry                           PAYING AGENT (PREFERRED)
C. William Carey                        Bankers Trust Company
John A. Frabotta                        New York, NY
Richard E. Omohundro, Jr.
Harlan D. Platt                         Listed: NYSE
Christopher E. Roshier                  Symbol: PHY

LEGAL ADVISER
Olshan Grundman Frome & Rosenzweig
New York, NY




FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal publishes Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- President's Place, North Quincy, MA 02171.

                              PROSPECT STREET(R)
                          HIGH INCOME PORTFOLIO INC.

                                    ANNUAL
                                    REPORT

                               OCTOBER 31, 1995


                                      WALL
                                PROSPECT STREET


PROSPECT STREET HIGH INCOME PORTFOLIO INC.
Exchange Place, 37th Floor
Boston, MA 02109